Exhibit 10.5

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT, dated as of January ___, 2006, between SARATOGA RESOURCES, INC., a corporation organized and existing under the laws of the State of Texas (“Company”); and THOMAS F. COOKE (“Investor”);

W I T N E S S E T H:

WHEREAS, Investor is the President and principal shareholder of the Company;

WHEREAS, Investor has been the principal source of financing of the Company since its inception and, as of December 31, 2005, was owed $386,144 by the Company (the “Investor Loans”);

WHEREAS, the Company requires additional funds to pay costs of reworking an oil well and various overhead expenses; and

WHEREAS, Investor is willing and able to invest additional funds in the Company and to convert a portion of the Investor Loans into equity in the Company on the terms set forth herein and the Company is willing and able to issue shares of common stock to Investor on the terms described herein.

NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, covenants, and agreements set forth herein, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby covenant and agree as follows:

SECTION 1.  Purchase and Sale of Shares.  On the Closing Date and at the Closing, the Company shall sell, issue, and deliver 4,000,000 shares of its common stock, $0.001 par value (the “Shares”), to Investor or its assigns, free and clear of all encumbrances, and Investor or its assigns shall purchase the Shares from the Company for an aggregate purchase price of $50,000 (the “Purchase Price”).  The Purchase Price shall be payable $25,000 in cash (the “Cash Purchase Price”) and $25,000 by means of conversion and release of such amount of the Investor Loans (the “Debt Conversion”).

SECTION 2.  Closing Deliveries.  At the Closing: (a) the Company shall deliver, or cause to be delivered, to Investor certificates evidencing ownership of the Shares; and (b) Investor shall deliver to the Company the Cash Purchase Price and a release (the “Release”), in the form attached hereto as Exhibit A, evidencing the Debt Conversion.  All certificates representing the Shares shall contain the following legend:

"THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES OR BLUE SKY LAWS OF ANY STATE AND MAY NOT BE SOLD, TRANSFERRED OR HYPOTHECATED UNLESS SO REGISTERED OR UNLESS A VALID EXEMPTION FROM SUCH REGISTRATION EXISTS."

SECTION 3.  Representations and Warranties of the Company.  As an inducement to Investor to enter into this Agreement, the Company hereby represents and warrants to Investor as provided below:

(a)

Organization and Authority.  The Company and each subsidiary is a corporation or other entity duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization, and has all necessary power and authority: (i) to own and operate its properties and assets and to carry on its business as now conducted and presently proposed to be conducted; (ii) to issue and sell the Shares; and (iii) to enter into this Agreement, to carry out its obligations hereunder, and to consummate the transactions contemplated hereby.  The Company and each subsidiary is duly licensed or qualified to do business and is in good standing in each jurisdiction in which the properties owned or leased by it or the operation of its business makes such licensing or qualification necessary, appropriate, or desirable, except for those jurisdictions in which failure to be so licensed or qualified would not have a material adverse effect.

(b)

Authorization, Execution and Delivery.  The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder and thereunder, and the consummation by the Company of the transactions contemplated hereby and thereby will have been duly authorized and approved by all requisite action on the part of the Company.  This Agreement has been duly executed and delivered by the Company and (assuming due authorization, execution and delivery by Investor) this Agreement constitutes a legal, valid, and binding obligation of the Company enforceable against the Company in accordance with its terms.

(c)

Capital Stock. Upon consummation of the transactions contemplated hereby and registration of the Shares in the name of Investor in the stock records of the Company, the Shares will be duly authorized, validly issued, fully paid and nonassessable, and free and clear of all encumbrances.

(d)

No Conflict.  The execution, delivery, and performance of this Agreement by the Company does not and will not: (i) violate, conflict with, or result in the breach of any provision of the articles of incorporation or by-laws (or similar organizational documents) of the Company or any subsidiary; (ii) conflict with or violate (or cause an event or condition which could reasonably be expected to result in a material adverse effect as a result of) any law or governmental order applicable to the Company or any subsidiary or any of their respective assets, properties, or businesses; or (iii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time or both would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the Shares, or on any of the assets or properties of the Company or any subsidiary pursuant to, any contract to which the Company or any subsidiary is a party or by which any of such assets or properties is bound or affected.

(e)

Consents and Approvals.  The execution, delivery, and performance of this Agreement by the Company does not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority or any other person; except for the filing of notices of sale in accordance with applicable state securities laws.

(f)

Private Offering.  Assuming the accuracy of Investor’s representations in Section 4, the offer, issuance, and sale of the Shares is and will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 (the “Securities Act”), and have been registered or qualified, or are exempt from registration and qualification, under the registration, permit, or qualification requirements of all applicable state securities laws.

(g)

Brokers.  No broker, finder, or investment banker is entitled to any brokerage, finder’s, or other fee or commission in connection with the transactions contemplated hereby based upon any contract made by or on behalf of the Company.

SECTION 4.  Representations and Warranties of Investor.  As an inducement to the Company to enter into this Agreement, except as set forth in a writing delivered by Investor prior to the date hereof, Investor hereby represents and warrants to the Company as follows:

(a)

Authorization, Execution and Delivery.  The execution and delivery of this Agreement by Investor, the performance by Investor of its obligations hereunder and thereunder, and the consummation by Investor of the transactions contemplated hereby and thereby have been duly authorized and approved by all requisite action on the part of Investor.  This Agreement has been, and at the Closing the Release will have been, duly executed and delivered by Investor, and (assuming due authorization, execution, and delivery by the Company and each other party thereto) this Agreement constitutes, and at the Closing the Release will constitute, a legal, valid, and binding obligation of Investor enforceable against Investor in accordance with its terms.

(b)

No Conflict.  The execution, delivery, and performance of this Agreement and Release do not and will not: (i) conflict with or violate any law or governmental order applicable to Investor; or (ii) conflict with, result in any breach of, constitute a default (or event which with the giving of notice or lapse of time or both would become a default) under, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of, or result in the creation of any encumbrance on any of the assets or properties of Investor pursuant to, any contract to which Investor is a party or by which any of such assets or properties is bound or affected.

(c)

Governmental Consents and Approvals.  The execution, delivery, and performance of this Agreement and the Release by Investor do not and will not require any consent, approval, authorization, or other order of, action by, filing with, or notification to, any governmental authority.

(d)

Investment Purpose, Knowledge and Experience.  Investor is acquiring the Shares for its own account, not as a nominee or agent, solely for the purpose of investment and not with a view to, or for offer or sale in connection with, any distribution thereof.  Investor is an officer of the Company and, as such, an “accredited investor”, and has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its purchase of the Shares, is able to bear the economic risk of such investment for an indefinite period of time, and has sufficient financial resources available to support the complete loss of its investment the Shares.

SECTION 5.  Closing.  Closing (the “Closing”) of the transactions contemplated herein shall be held at the offices of the Company at 10:00 a.m. local time on or before January 31, 2006 (the “Closing Date”), or at such other time and place as the parties hereto may mutually agree.

SECTION 6.  Conditions to Closing.

(a)

The obligations of the Company to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(i)

Representations, Warranties and Covenants.  The representations and warranties of Investor contained herein shall have been true and complete when made and shall be true and complete in all material respects as of the Closing Date, with the same force and effect as if made as of such date, other than such representations and warranties as are made as of another date, which shall remain true and complete in all material respects as of such other date; and the covenants and agreements contained herein to be performed or observed by Investor at or prior to the Closing shall have been performed or observed in all material respects.

(ii)

No Actions; Laws.  No action shall have been commenced or threatened by or before any governmental authority against the Company or Investor, and no law shall have been enacted, issued, promulgated, enforced, or entered, that could reasonably be expected to restrain, prohibit, invalidate, render impossible or unlawful, or otherwise materially and adversely affect the transactions contemplated hereby; provided, however, that the provisions of this paragraph shall not apply if the Company shall have solicited or encouraged, directly or indirectly, any such action or law.

(b)

The obligations of Investor to consummate the transactions contemplated hereby shall be subject to the fulfillment, at or prior to the Closing, of each of the following conditions:

(i)

Representations, Warranties and Covenants.  The representations and warranties of the Company contained herein shall have been true and complete when made and shall be true and complete in all material respects as of the Closing Date, with the same force and effect as if made as of such date, other than such representations and warranties as are made as of another date, which shall remain true and complete in all material respects as of such other date; and the covenants and agreements contained herein to be performed or observed by the Company at or prior to the Closing shall have been performed or observed in all material respects.

(ii)

No Actions; Laws.  No action shall have been commenced or threatened by or before any governmental authority against the Company or Investor, and no law shall have been enacted, issued, promulgated, enforced, or entered, that could reasonably be expected: (A) to restrain, prohibit, invalidate, render impossible or unlawful, or otherwise materially and adversely affect the transactions contemplated hereby; or (B) to result in a material adverse effect; provided, however, that the provisions of this paragraph shall not apply if Investor shall have solicited or encouraged, directly or indirectly, any such action or law.

SECTION 7.  Termination.  This Agreement may be terminated by written notice of termination at any time prior to the Closing:

(a)

by Investor if: (i) any event or condition occurs that results in, or could reasonably be expected to result in, a material adverse effect; 1) any representation or warranty of the Company contained herein was not true and complete in all material respects when made; (iii) the Company does not comply in all material respects with each covenant or agreement contained herein to be performed or observed by it; or (iv) the Company makes a general assignment for the benefit of creditors, or any proceeding is instituted by or against the Company seeking to adjudicate it a bankrupt or insolvent, or seeking the liquidation, winding up, or reorganization, arrangement, adjustment, protection, relief, or composition of its debts under any law relating to bankruptcy, insolvency, or reorganization;

(b)

by the Company if: (i) any representation or warranty of Investor contained herein was not true and complete in all material respects when made; or (ii) Investor does not comply in all material respects with each covenant or agreement contained herein to be performed or observed by it;

(c)

by Investor or the Company if any governmental authority issues any order, decree, or ruling or takes any other action restraining, enjoining, or otherwise prohibiting the transactions contemplated hereby and such order, decree, ruling, or other action becomes final and nonappealable; or

(d)

by the mutual written consent of Investor and the Company.

SECTION 8.  Registration Rights.  The Company hereby grants the following registration rights to Investor, or any subsequent holder of the Shares (such shares being referred to as the “Registrable Securities”).

(a)

Piggy-Back Registration.  If the Company at any time proposes to register any of its securities under the Securities Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to registration statements on Forms S-4, S-8 or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale pursuant to an effective registration statement, each such time it will give at least fifteen (15) days’ prior written notice to the record holder of the Registrable Securities of its intention so to do.  Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the “Seller” or “Sellers”). In the event that any registration pursuant to this Section 8(a) shall be, in whole or in part, an underwritten public offering of common stock of the Company, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; provided, however, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, the Company may withdraw or delay or suffer a delay of any registration statement referred to in this Section 8(a) without thereby incurring any liability to the Seller.

(b)

Registration Procedures. If and whenever the Company is required by the provisions of Sections 8(a) to affect the registration of any Registrable Securities under the Securities Act, the Company will, as expeditiously as possible:

(i)

prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement required by Section 8(a), with respect to such securities and use its best efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and upon request, promptly provide to the holders of the Registrable Securities copies of all filings and Commission letters of comment and notify Sellers within forty-eight (48) hours of (A) notice that the Commission has no (further) comments on the registration statement, and (B) the declaration of effectiveness of the registration statement;

(ii)

prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of the earlier of: (i) two (2) years; or (ii) the disposition of all Registrable Securities by holders of the Registrable Securities, and comply with the provisions of the Securities Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers’ intended method of disposition set forth in such registration statement for such period;

(iii)

furnish to the Sellers, at the Company’s expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

(iv)

use its best efforts to register or qualify the Sellers’ Registrable Securities covered by such registration statement under the securities or “blue sky” laws of such jurisdictions as the Sellers shall request in writing, provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

(v)

if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the common stock of the Company is then listed; and

(vi)

immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing.

(c)

Provision of Documents.  In connection with each registration described in this Section 8, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

(d)

Expenses.  All expenses incurred by the Company in complying with Section 8, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or “blue sky” laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called “Registration Expenses.” All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any counsel to the Seller, are called “Selling Expenses.”  The Company will pay all Registration Expenses in connection with the registration statement under Section 8.  Selling Expenses in connection with each registration statement under Section 8 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

(e)

Indemnification and Contribution.

(i)

In the event of a registration of any Registrable Securities under the Securities Act pursuant to Section 8, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the Securities Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made, not misleading, and will subject to the provisions of Section 8(e)(iii) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (A) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (B) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (C) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

(ii)

In the event of a registration of any of the Registrable Securities under the Securities Act pursuant to Section 8, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the Securities Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the Securities Act pursuant to Section 8, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus, and provided, further, however, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

(iii)

Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 8(e)(iii) and shall only relieve it from any liability which it may have to such indemnified party under this Section 8(e)(iii), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 8(e)(iii) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected, provided, however, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

(iv)

In order to provide for just and equitable contribution in the event of joint liability under the Securities Act in any case in which either (A) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 8(e) but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 8(e) provides for indemnification in such case, or (B) contribution under the Securities Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 8(e); then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement, provided, however, that, in any such case, (y) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (z) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

SECTION 9.  Miscellaneous.

(a)

Further Action.  The Company shall, promptly after any request therefor by Investor and at the Company’s sole cost and expense, take or cause to be taken all actions, do or cause to be done all things, and execute and deliver or cause to be executed and delivered all documents, instruments, certificates, further assurances, or other papers, which Investor may reasonably deem necessary, appropriate, or desirable in connection with this Agreement and the consummation of the transactions contemplated hereby.

(b)

Expenses.  Except as otherwise provided herein each party hereto shall pay its own costs and expenses, including, without limitation, all fees and disbursements of counsel, incurred by or on behalf of such party in connection with this Agreement and the consummation of the transactions contemplated hereby; provided, however, that, if a final and binding judgment is obtained by any party to this Agreement against any other party to this Agreement in any action, such judgment debtor shall pay all out-of-pocket costs and expenses (including, without limitation, reasonable fees and disbursements of counsel, accountants, experts, and consultants) incurred by such judgment creditor in connection with or resulting from such action.

(c)

Notices.  Any notice, request, claim, demand, or other communication given or made hereunder by any party hereto shall be in writing and shall be given or made by delivery in person, or by reputable overnight business courier service, telecopy, or registered or certified mail (postage prepaid, return receipt requested) to the addressee at its address or telecopier number set forth on the signature page hereto (or to such other address or telecopier number as such party may hereafter specify for such purpose by notice given in accordance with this paragraph).  Any notice, request, claim, demand, or other communication given or made hereunder by telecopy shall be followed promptly by a confirmation copy sent by reputable overnight business courier service.  Any notice, demand, request, or other communication hereunder shall be effective upon the earliest of: (i) the receipt thereof by the addressee; (ii) the deposit thereof in the mails of the United States of America; provided, however, that the time period in which any response to any such notice, demand, request, or other communication is required to be given shall commence from the date of receipt thereof by the addressee as evidenced by the return receipt with respect thereto; (iii) the rejection or other refusal of delivery thereof by the addressee or any agent of the addressee; or (iv) the failure of delivery thereof as a result of the addressee’s failure to properly give notice hereunder of any change of its address or telecopier number.

(d)

Assignment.  Except as otherwise provided herein, no party hereto shall assign its rights or delegate its obligations hereunder by operation of law or otherwise without each other party’s express written consent (which consent may be granted or withheld in such party’s sole and absolute discretion); provided that Investor may assign in whole or in part its rights hereunder to any affiliate thereof without the consent of the Company.

(e)

Amendment; Waiver.  No amendment or restatement hereof or supplement or other modification hereto shall be valid or effective unless such amendment, restatement, supplement, or other modification is in writing, expressly refers hereto, and is signed by each party hereto.  No consent to, or waiver, discharge, or release of, any term or provision or breach hereof shall be valid or effective unless such consent, waiver, discharge, or release is in writing, expressly refers hereto, and is signed by the party to be bound thereby, and no such consent, waiver, discharge, or release shall constitute a consent, waiver, discharge, or release of any other term or provision hereof or any subsequent breach hereof, whether or not similar in nature, or a subsequent consent, waiver, discharge, or release of the same term, provision, or breach hereof.  No failure to exercise or delay in exercising any right, power, or remedy hereunder by either party hereto, including any failure to insist in any instance upon strict, complete, or timely performance or observance by the other party hereto of any term or provision hereof or obligation hereunder, shall constitute a consent, waiver, discharge, or release of any such right, power, or remedy, and no single or partial exercise of any right, power, or remedy by either party hereto shall preclude any other or further exercise of any such right, power, or remedy.

(f)

Entire Agreement.  This Agreement, including all annexes, appendices, exhibits, and schedules hereto, constitutes the entire agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior or contemporaneous negotiations, covenants, agreements, representations, warranties, undertakings, and understandings, written or oral, and courses of conduct and dealing between the parties hereto, with respect to the subject matter hereof.

(g)

Severability.  If any term or other provision hereof is determined by any court of competent jurisdiction to be invalid, illegal, or unenforceable in whole or in part by reason of any applicable law or public policy, and such determination becomes final and nonappealable, such term or other provision shall remain in full force and effect to the fullest extent permitted by law, and all other terms and provisions hereof shall remain in full force and effect in their entirety.

(h)

Successors and Assigns; No Third-Party Beneficiaries.  This Agreement shall be binding upon and inure solely to the benefit of the parties hereto and their respective successors and permitted assigns, and nothing herein, whether express or implied, is intended to or shall confer upon any other person any legal or equitable right, power, or remedy of any kind, nature, or description whatsoever under or by reason hereof; provided, however, that the terms and provisions hereof relating to indemnification of any indemnitee not party hereto shall inure to the benefit of such indemnitee.

(i)

Remedies.

(i)

All rights, powers, and remedies hereunder of each party hereto shall, to the fullest extent permitted by law, be cumulative and not alternative, and in addition to all other rights, powers, and remedies of such party, whether specifically granted hereunder or otherwise existing under any law, and may be exercised from time to time and as often and in such order as such party may deem necessary, appropriate, or desirable, and the exercise or the beginning of the exercise of any right, power, or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power, or remedy.

(ii)

The Company hereby acknowledges that irreparable damage would occur, and Investor’s remedies at law would be inadequate, if any term or provision hereof was not performed or observed strictly in accordance herewith, and hereby unconditionally and irrevocably waives any defense that may be available to it that Investor’s remedies at law are adequate or that its injuries are not irreparable.  Investor may, without posting any bond or other security and in addition to any remedy available to it at law, obtain equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction, or any other equitable remedy that may then be available to it.

(j)

Governing Law.  This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Texas.

(k)

Waiver of Jury Trial.  Each party hereto hereby unconditionally and irrevocably waives all right to trial by jury in any action, suit, or proceeding (whether based on contract, tort, or otherwise) based upon, resulting from, arising out of, or relating to this Agreement or any transaction or agreement contemplated hereby.

(l)

Jurisdiction; Service of Process.  Each party hereto hereby unconditionally and irrevocably submits, for itself and its property, to the exclusive jurisdiction of any court of the State of Texas and any federal court of the United States of America, in either case, sitting in the City of Austin and the County of Travis, and any appellate court therefrom (the “Designated Courts”) with respect to any legal actions arising under this Agreement or the transaction contemplated hereby (the “Designated Actions”).  All claims with respect to any Designated Action shall be heard and determined in a Designated Court.  No party hereto shall commence any Designated Action except in a Designated Court.  No party hereto shall, and each party hereto hereby waives any right it may have to: (i) plead or make any objection to the venue of any Designated Court; (ii) plead or make any claim that any Designated Action brought in any Designated Court has been brought in an improper or otherwise inconvenient forum; (iii) plead or make any claim that any Designated Court lacks personal jurisdiction over it; or (iv) seek any punitive damages in any Designated Action.  Any final governmental order in any Designated Action shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.  The summons and complaint or any other process in any Designated Action may be served by mailing to any of the addresses set forth herein or by hand delivery to an individual of suitable age and discretion at any such address, and any such service shall be deemed to be complete on the date such process is so mailed or delivered and to have the same force and effect as personal service within the State of Texas.

(m)

Headings.  The descriptive headings contained herein are for convenience of reference only and shall not affect in any way the meaning, construction, or interpretation of any term or provision hereof.

(n)

Exhibits.  Each annex, appendix, exhibit, and schedule hereto is hereby incorporated herein by reference in its entirety.

(o)

Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement with the same effect as if such signatures were upon the same instrument.

(p)

Delivery Via Telecopier.  Delivery of an executed counterpart hereof via telecopier shall be as effective as delivery of a manually executed counterpart hereof.

IN WITNESS WHEREOF, each party hereto has executed and delivered this Agreement as of the date first written above.

SARATOGA RESOURCES, INC. (the “Company”) By: /s/ Thomas F. Cooke Name: Thomas F. Cooke Title: President
By: /s/ Thomas F. Cooke Thomas F. Cooke (the “Investor”)

ADDRESSES FOR NOTICES

If to the Company:	Saratoga Resources, Inc. 2304 Hancock Drive, Suite 5 Austin, Texas 78756 Attention: Thomas F. Cooke Telephone: (512) 478-5717 Telecopier: (512) 445-2365

If to Investor:	Thomas F. Cooke 2304 Hancock Drive, Suite 5 Austin, Texas 78756 Telephone: (512) 478-5717 Telecopier: (512) 445-2365